SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2004

KEANE, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston MA		02129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617-241-9200

(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.

On July 21, 2004, Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), announced its financial results for the quarter ended June 30, 2004.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004	KEANE, INC.

	By:	/s/ John J. Leahy
John J. Leahy
Senior Vice President of Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 21, 2004